UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021

CLUBHOUSE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into A Material Definitive Agreement.

Convertible Promissory Note – Eagle Equities LLC

On April 13, 2021, Clubhouse Media Group, Inc. (the “Company”) entered into a securities purchase agreement (the “Eagle SPA”) with Eagle Equities LLC (“Eagle Equities”), pursuant to which, on same date, the Company issued a convertible promissory note to Eagle Equities in the aggregate principal amount of $1,100,000 for a purchase price of $1,000,000.00, reflecting a $100,000 original issue discount (the “Eagle Equities Note”), and, in connection therewith, sold to Eagle Equities 165,000 shares of Company’s common stock, par value of $0.001 per share (the “Company Common Stock”) at a purchase price of $165.00, representing a per share price of $0.001 per share. In addition, at the closing of this sale, the Company reimbursed Eagle Equities the sum of $10,000 for Eagle Equities’ costs in completing the transaction, which amount Eagle Equities withheld from the total purchase price paid to the Company.

The Eagle Equities Note has a maturity date of April 13, 2022 and bears interest at 10% per year. No payments of the principal amount or interest are due prior to the maturity date other than upon the circumstances set forth in the Eagle Equities Note – specifically, if (i) the SEC qualifies the Company’s offering statement related to the Company’s planned offering of Company Common Stock pursuant to Regulation A under the Securities Act of 1933, as amended; and (ii) the Company receives $3,5000,000 in net proceeds from such Regulation A Offering, then Company must repay the principal amount and any accrued and unpaid interest on the Eagle Equities Note within three (3) business days from the date of such occurrence. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

The Eagle Equities Note (and the principal amount and any accrued and unpaid interest) is convertible into shares of the Company Common Stock at Eagle Equities’ election at any time following the time that the SEC qualifies the Company’s offering statement related to the Company’s planned offering of Company Common Stock pursuant to Regulation A under the Securities Act of 1933, as amended. At such time, the Eagle Equities Note (and the principal amount and any accrued and unpaid interest) will be convertible in restricted shares of Company Common Stock at a conversion price equal to 70% of the initial offering price of the Company Common Stock in the Regulation A Offering, subject to a customary beneficial ownership limitation of 9.99%, which may be waived by Eagle Equities on 61 days’ notice to the Company. The conversion price is subject to customary adjustments for any stock splits, etc. which occur following the determination of the conversion price. Alternatively, if the SEC has not qualified the Company’s offering statement related to the Company’s planned offering of Company Common Stock pursuant to Regulation A under the Securities Act of 1933 by October 10, 2021, and Eagle Equities Note has not yet been fully repaid, then Eagle Equities will have the right to convert the Eagle Equities Note (and the principal amount and any accrued and unpaid interest) into restricted shares of Company Common Stock at a conversion price of $6.50 per share (subject to customary adjustments for any stock splits, etc. which occur following the April 13, 2021).

The Eagle Equities Note contains customary events of default, including, but not limited to:

●	if the Company fails to pay the then-outstanding principal amount and accrued interest on the Eagle Equities Note on any date any such amounts become due and payable, and any such failure is not cured within three business days of written notice thereof by Eagle Equities; or
●	the Company fails to remain compliant with the Depository Trust Company (“DTC”), thus incurring a “chilled” status with DTC; or

●	any trading suspension is imposed by the SEC under Section 12(j) of the Exchange Act or Section 12(k) of the Exchange Act; or
●	the occurrence of any delisting of the Company Common Stock from any securities exchange on which the Company Common Stock is listed or suspension of trading of the Company Common Stock on the OTC Markets.

If an event of default has occurred and is continuing, Eagle Equities may declare all or any portion of the then-outstanding principal amount of the Eagle Equities Note, together with all accrued and unpaid interest thereon, due and payable, and the Eagle Equities Note shall thereupon become immediately due and payable in cash and Eagle Equities will also have the right to pursue any other remedies that Eagle Equities may have under applicable law. In the event that any amount due under the Eagle Equities Note is not paid as and when due, such amounts shall accrue interest at the rate of 18% per year, simple interest, non-compounding, until paid.

The foregoing description of the Eagle SPA and Eagle Equities Note does not purport to be complete and is qualified in its entirety by reference to the full texts of the Eagle SPA and the Eagle Equities Note, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in Item 1.01 of this Current Report on Form 8-K, the Company issued the Eagle Equities Note. The disclosure in Item 1.01 hereof concerning this note is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Simon Yu Employment Agreement

On April 9, 2021, the Company entered into an employment agreement with Simon Yu, its Chief Operating Officer. Pursuant to this employment agreement, Mr. Yu agreed to continue to serve as Chief Operating Officer of the Company, reporting to the Chief Executive Officer of the Company (or other person determined by the Chief Executive Officer or the Company’s Board of Directors (the “Board”). As compensation for Mr. Yu’s services, the Company agreed to pay Mr. Yu an annual base salary of $380,000 (the “Base Salary”) comprised of two parts a “Cash Portion”, and an “Optional Portion”. The Cash Portion is a monthly cash payment of $15,000 – or $180,000 on an annual basis. The remaining $200,000 per year – the Optional Portion – is payable as follows:

(i)	If the Company’s Board determines that the Company has sufficient cash on hand to pay all or a portion of the Optional Portion in cash, such amount shall be paid in cash.
(i)

If the Board determines that the Company does not have sufficient cash on hand to pay all of the Optional Portion in cash, then the portion of the Optional Portion which the Board determines that the Company has sufficient cash on hand to pay in cash will be paid in cash, and the remainder (the “Deferred Portion”) will either:

	a.	be paid at a later date, when the Board determines that the Company has sufficient cash on hand to enable the Company to pay the Deferred Portion; or
	b.	will not be paid in cash – and instead, the Company will issue shares of Company Common Stock equal to (A) the Deferred Portion, divided by (B) the VWAP (as defined in the employment agreement) as of the date of issuance of such shares of Company Common Stock.

In addition, pursuant to the employment agreement, Mr. Yu is entitled to be paid discretionary annual bonuses as determined by the Board (currently intended to be a maximum of $250,000 per year), and is also entitled to receive fringe benefits, such as, but not limited to, reimbursement for reimbursement for all reasonable and necessary out-of-pocket business, entertainment and travel, vacation days, and certain insurances.

The initial term of the employment agreement is one (1) year from the effective date of the agreement (i.e. April 9, 2022), unless earlier terminated. Thereafter, the term is automatically extended on an annual basis for terms of one (1) year each, unless either the Company or Mr. Yu provides notice to the other party of their desire to not so renew the term of the agreement (as applicable) at least thirty (30) days prior to the expiration of the then-current term.

Mr. Yu’s employment with the Company shall be “at will,” meaning that either Mr. Yu or the Company may terminate Mr. Yu’s employment at any time and for any reason, subject to certain terms and conditions.

The Company may terminate the employment agreement at any time, with or without “cause”, as defined in the employment agreement and Mr. Yu may terminate the employment agreement at any time, with or without “good reason”, as defined in the employment agreement. If the Company terminates the employment agreement for cause or Mr. Yu terminates the employment agreement without good reason, Mr. Yu will be entitled to be paid any unpaid salary owed or accrued, including the issuance of any shares of Company Common Stock owed or accrued (as compensation) as of the termination date. In the event that there was any Deferred Portion which had been agreed to be paid in cash, such Deferred Portion instead will be paid in shares of Company Common Stock as though such amount had been agreed to be paid via the issuance of shares of Company Common Stock. Mr. Yu will also be entitled to payment for any unreimbursed expenses as of the termination date. However, any unvested portion of any equity granted to Mr. Yu will be immediately forfeited as of the termination date.

If the Company terminates the employment agreement without cause or Mr. Yu terminates the employment agreement with good reason, Mr. Yu will be entitled to receive the same compensation (unpaid accrued salary and unreimbursed expenses), and, in addition, will be entitled to receive, in one lump sum, the remainder of Mr. Yu’s annual salary that has not yet been paid as of the date of the termination – either in cash, or in shares of Company Common Stock. Further, any equity grant already made to Mr. Yu shall, to the extent not already vested, be deemed automatically vested.

The foregoing description of Simon Yu’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Mr. Yu’s employment agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Harris Tulchin – Appointment as an Executive Officer of the Company and Employment Agreement

On April 9, 2021, the Company entered into an employment agreement with Harris Tulchin for Mr. Tulchin to serve as Chief Legal Officer of the Company. The terms of Mr. Tulchin’s employment agreement are identical to the terms of the employment agreement of Simon Yu described above.

The foregoing description of Mr. Tulchin’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Mr. Tulchin’s employment agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 11, 2021, the Company’s Board formally appointed Harris Tulchin as an executive officer of the Company, with the title of Chief Legal Officer.

Christian Young Employment Agreement

On April 11, 2021, the Company entered into an employment agreement with Christian Young for Mr. Young to serve as President of the Company. The terms of Mr. Young’s employment agreement are identical to the terms of the employment agreement of Simon Yu and Harris Tulchin described above, except for the fact that the Company and Mr. Young acknowledged that each of them are also the parties to that certain Consulting Agreement, dated as of February 3, 2021 and filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K filed February 8, 2021 with the SEC (the “Consulting Agreement”), and that the Consulting Agreement and Mr. Young’s employment agreement will operate independently of each other – except that in the event of a conflict between this employment agreement and the Consulting Agreement, the terms and conditions of this employment agreement will control.

The foregoing description of Mr. Young’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Mr. Young’s employment agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Amir Ben-Yohanan Employment Agreement

On April 11, 2021, the Company entered into an employment agreement with Amir Ben-Yohanan for Mr. Ben-Yohanan to serve as Chief Executive Officer of the Company. The terms of Mr. Ben-Yohanan’s employment agreement are identical to the terms of the employment agreements of Simon Yu and Harris Tulchin described above, except for the following terms:

●	Mr. Ben-Yohanan’s Base Salary is $400,000 per year
●	Mr. Ben-Yohanan reports only to the Board of Directors of the Company.

The foregoing description of Mr. Ben-Yohanan’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Mr. Ben-Yohanan’s employment agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Securities Purchase Agreement between the Company and Eagle Equities LLC dated April 13, 2021.
10.2	Convertible Promissory Note issued by the Company to Eagle Equities LLC dated April 13, 2021.
10.3	Employment Agreement between the Company and Simon Yu, dated April 9, 2021.
10.4	Employment Agreement between the Company and Harris Tulchin, dated April 9, 2021.
10.5	Employment Agreement between the Company and Christian Young, dated April 11, 2021.
10.6	Employment Agreement between the Company and Amir Ben-Yohanan, dated April 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2021	CLUBHOUSE MEDIA GROUP, INC.

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer